Loss per share	12 Months Ended
Dec. 31, 2025
Loss per share
Loss per share

26.Loss per share

	2025	2024

Net loss attributable to shareholders of the Company	$(169,012)	$(86,343)

Basic and diluted weighted average number of common shares outstanding	178,203,975	93,825,395

Net loss per share, basic and diluted	$(0.95)	$(0.92)

Excluded from the calculation of the diluted loss per share are all common share purchase warrants and stock options, as their effect would be anti-dilutive.